UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2015
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34776 (Commission File Number)	80-0554627 (I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Credit Facility Amendment
On April 13, 2015, Oasis Petroleum Inc. (the "Company") entered into an amendment to its Second Amended and Restated Credit Agreement with its bank syndicate (the “Amendment”) in order to extend the maturity date of the credit facility, increase the aggregate elected commitment amounts of the lenders, and provide for the scheduled redetermination of the borrowing base.
Pursuant to the Amendment, the maturity date of the credit facility was extended from April 2018 to April 2020, provided that the Company's 2019 Senior Notes are retired or refinanced 90 days prior to the maturity of the 2019 Senior Notes. Additionally, the lenders under the Company’s revolving credit facility completed their regular semi-annual redetermination of the borrowing base scheduled for April 1, 2015. Following the redetermination, the Company’s borrowing base was set at $1,700 million. The Company also increased elected commitments to $1,525 million from $1,500 million. The next redetermination of the borrowing base is scheduled for October 1, 2015.
The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 concerning the Amendment is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On April 14, 2015, the Company issued a press release announcing the completion of the regular semi-annual redetermination of the borrowing base by the lenders under the Company's revolving credit agreement, the amendment of the revolving credit facility, and the schedule with respect to the release of first quarter financial and operational results. The press release is furnished herewith as Exhibit 99.1.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1
Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2015 among Oasis Petroleum Inc., as Parent, Oasis Petroleum North America LLC, as Borrower, the Other Credit Parties party thereto, Wells Fargo Bank, N.A., as Administrative Agent and the Lenders party thereto.

99.1	Press release dated April 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC.
(Registrant)

Date: April 14, 2015	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2015 among Oasis Petroleum Inc., as Parent, Oasis Petroleum North America LLC, as Borrower, the Other Credit Parties party thereto, Wells Fargo Bank, N.A., as Administrative Agent and the Lenders party thereto.

99.1	Press release dated April 14, 2015.